INVENTORIES (Tables)	12 Months Ended
Dec. 31, 2017
INVENTORIES
Schedule of inventory

	2016	2017
Components	299	447
SIM cards and blank prepaid vouchers	168	168
Others	164	69
Total	631	684
Provision for obsolescence
SIM cards and blank prepaid vouchers	(29)	(29)
Components	(18)	(24)
Others	(0)	(0)
Total	(47)	(53)
Net	584	631

Schedule of provision for obsolescence

	2016	2017
Beginning balance	41	47
Provision recognized during the year	11	6
Inventory written off	(5)	—
Ending balance	47	53